UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ModusLink Global Solutions, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

Meeting Information
MODUSLINK GLOBAL SOLUTIONS, INC.	Meeting Type: Annual Meeting For holders as of: October 12, 2009 Date: December 09, 2009 Time: 9:00 AM EST Location: Westin Waterfront Hotel 425 Summer Street Boston, Massachusetts 02210	B A R C O D E

MODUSLINK GLOBAL SOLUTIONS, INC. 1100 WINTER STREET SUITE 4600 WALTHAM, MA 02451

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1
See the reverse side of this notice to obtain proxy materials and voting instructions.

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–— Before You Vote —– How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement      2. Annual Report

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:        www.proxyvote.com

2) BY TELEPHONE:    1-800-579-1639

3) BY E-MAIL*:            sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 25, 2009 to facilitate timely delivery.

–— How To Vote —– Please Choose One of The Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.	Internal Use Only

Voting items
The Board of Directors recommends
that you vote FOR the following:

1.	Election of Directors
Nominees
01	Francis J. Jules	02	Joseph C. Lawler	03	Michael J. Mardy		B A R C O D E

The Board of Directors recommends you vote FOR the following proposal(s):
2	To amend the Company’s Amended and Restated 1995 Employee Stock Purchase Plan to increase the number of shares of common stock of the Company reserved thereunder from 300,000 to 600,000.
3	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the current fiscal year
NOTE: To transact such other business that may properly come before the 2009 Annual Meeting or any adjournments thereof.

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NAME

    THE COMPANY NAME INC. - COMMON

    THE COMPANY NAME INC. - CLASS A

    THE COMPANY NAME INC. - CLASS B

    THE COMPANY NAME INC. - CLASS C

    THE COMPANY NAME INC. - CLASS D

    THE COMPANY NAME INC. - CLASS E

    THE COMPANY NAME INC. - CLASS F

    THE COMPANY NAME INC. - 401 K

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